Exhibit 99.1

First Quarter 2004 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
March 31, 2004

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 17-property portfolio consisting of 36 buildings totaling approximately 2.9 million square feet.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	Suite 310		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
March 31, 2004

Company Background

First Potomac Realty Trust (“the Company”) closed on its initial public offering on October 28, 2003. The Company sold 8,625,000 common shares of beneficial interest, raising net proceeds of approximately $118 million. As of March 31, 2004, the Company had used approximately $111 million of the $118 million in net proceeds from the IPO to (i) repay debt, accrued interest and prepayment fees ($48 million), including $7 million of debt in the first quarter of 2004 associated with the partial paydown and restructuring of the mortgage encumbering our Rumsey Center and Snowden Center properties, (ii) acquire joint venture interests held by an institutional partner in four of the Company’s properties ($3 million) and (iii) acquire four additional properties ($60 million). The Company intends to use the remaining proceeds for general corporate and working capital purposes, including possible future acquisitions.

Results and Basis of Presentation

The results and financial information for the three months ended March 31, 2003 that are presented in this supplemental disclosure for the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical basis. First Potomac Predecessor is not a legal entity but rather a combination of the entities that comprised the historical operations of the Company and included (i) First Potomac Realty Investment Trust, Inc., the general partner of its Operating Partnership since 1997, (ii) First Potomac Realty Investment Limited Partnership, its Operating Partnership and (iii) First Potomac Management, Inc., the property management company that managed all of its assets.

Quarterly Supplemental Disclosure
March 31, 2004

STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR
	3 months ended	3 months ended
	March 31, 2004	March 31, 2003
OPERATING REVENUES
Rental revenues	$6,652	$3,688
Tenant reimbursments	1,060	626

	$7,712	$4,314

PROPERTY EXPENSES
Property operating	1,631	648
Real estate taxes and insurance	709	400

NET OPERATING INCOME	$5,372	$3,266

OTHER INCOME (EXPENSE)
General and administrative	(721)	(543)
Other income	35	100

EBITDA	4,686	2,823
Depreciation and amortization	(2,605)	(1,064)
Interest expense	(2,068)	(2,749)
Equity in loss of investees	—	(1)
Loss on early retirement of debt	(212)	—

Loss before minority interest	(199)	(991)
Minority interest	28	83
NET (LOSS)	$(171)	$(908)

Quarterly Supplemental Disclosure
March 31, 2004

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

		3 months ended
		March 31, 2004
FUNDS FROM OPERATIONS (“FFO”)
Net loss		$(171)
Add back:
Depreciation of real estate and amortization of leasing costs		2,605
Minority interest		(28)

	FFO	$2,406

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO		$2,406
Straight-line rent, net		(65)
Deferred market rent		(102)
Non real-estate depreciation		8
Amortization of finance costs		380
Tenant improvements		(428)
Leasing commissions		(123)
Capital expenditures		(71)

	AFFO	$2,005

Total weighted average shares and OP units
Basic		10,031

Diluted		10,157

FFO per share:
FFO per share — Basic		$0.24

FFO per share — Diluted		$0.24

AFFO per share — Basic		$0.20

AFFO per share — Diluted		$0.20

Quarterly Supplemental Disclosure
March 31, 2004

NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR
	3 months ended	3 months ended
	March 31, 2004	March 31, 2003
NOI	$5,372	$3,266
Less: Non-same property NOI	(2,499)	(504)

Same-property[1] NOI — GAAP basis	2,873	2,762

Straight-line revenue, net	(7)	(17)
Deferred market rental revenue	(10)	—

Same-property NOI — cash basis	$2,856	$2,745

Same-property NOI growth — GAAP basis	4.0%
Same-property NOI growth — cash basis	4.0%

1 Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II and the Coast Guard Building.

Quarterly Supplemental Disclosure
March 31, 2004

CONSOLIDATED BALANCE SHEET
(in thousands)

	(unaudited)
	March 31, 2004	December 31, 2003
Assets
Rental property, net	$206,940	$208,335
Cash	8,749	16,308
Escrows and reserves	2,568	3,422
Accounts and other receivables	682	575
Accrued straight-line rents	1,878	1,806
Deferred costs, net	3,103	3,205
Prepaid expenses and other assets	2,685	773
Intangible assets, net	9,306	9,724

Total assets	$235,911	$244,148

Liabilities
Accounts payable and accrued expenses	$1,319	$1,526
Accrued interest	432	152
Rents received in advance	1,041	802
Tenant security deposits	1,073	1,026
Mortgage loans and other debt	120,543	127,840
Deferred market rent	704	803

Total liabilities	125,112	132,149

Minority interest	19,700	19,867
Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
8,634,000 shares issued and outstanding	9	9
Additional paid-in capital	117,526	117,525
Accumulated deficit	(26,436)	(25,402)

Total shareholders’ equity	91,099	92,132
Total liabilities and shareholders’ equity	$235,911	$244,148

Quarterly Supplemental Disclosure
March 31, 2004

SELECTED OPERATING RATIOS
(unaudited, in thousands)

	3 months ended
	March 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$4,686
Divided by Interest Expense	2,068

	2.27	x
Fixed Charge Coverage Ratio
EBITDA	$4,686
Divided by Interest Expense	2,068
+ Principal Amortization	297

	1.98	x
OVERHEAD RATIO
G&A to Real Estate Revenues
General and Administrative Expense	$721
Real Estate Revenues	7,712

	9.3%
LEVERAGE RATIOS
Debt/Total Market Capitalization
Total Debt	$120,543
Total Market Capitalization	330,191

	36.5%

Quarterly Supplemental Disclosure
March 31, 2004

TOTAL MARKET CAPITALIZATION
(in thousands, except per share data)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	8,634
Common Operating Partnership (“OP”) Units	1,397

Total Common Shares and OP Units	10,031

Market Price at March 31, 2004	$20.90

Total Equity Capitalization	$209,648	63.5%
Debt Capitalization
Fixed-Rate Debt	$95,043	28.8%
Floating-Rate Debt	25,500	7.7%

Total Debt Capitalization	120,543	36.5%

Total Market Capitalization	$330,191	100.0%

Quarterly Supplemental Disclosure
March 31, 2004

DESCRIPTION OF PROPERTIES

					Occupancy
	Date of			Square	at March 31,
Property	Acquisition	Property Type	Location	Footage	0404
Plaza 500	1997	Multi-tenant industrial	Alexandria, VA	505,945	97%
Van Buren Business Park	1997	Flex	Herndon, VA	109,233	75%
6600 Business Parkway	1997	Single-tenant industrial	Elkridge, MD	172,200	100%
13129 Airpark Road	1997	Multi-tenant industrial	Culpeper, VA	150,400	66%
4200 and 4212 Technology Court	1998	Flex	Chantilly, VA	64,064	91%
Newington Business Park Center	1999	Multi-tenant industrial	Lorton, VA	254,114	99%
Crossways Commerce Center I	1999	Multi-tenant industrial	Chesapeake, VA	352,615	100%
Crossways Commerce Center II	1999	Flex	Chesapeake, VA	143,736	100%
Coast Guard Building	1999	Flex	Chesapeake, VA	61,992	100%
Snowden Center	2002	Flex	Columbia, MD	140,438	86%
Rumsey Center	2002	Flex	Columbia, MD	134,654	90%
Greenbrier Technology Center II	2002	Flex	Chesapeake, VA	79,684	96%
Norfolk Business Center	2002	Flex	Norfolk, VA	90,682	97%
Virginia Center	2003	Flex	Glen Allen, VA	119,672	70%
Interstate Plaza	2003	Single-tenant Industrial	Alexandria, VA	107,320	100%
Alexandria Corporate Park	2003	Multi-tenant Industrial	Alexandria, VA	278,130	80%
6251 Ammendale Road	2003	Flex	Beltsville, MD	86,818	38%

TOTAL				2,851,697	90%[1]

1 Occupancy at March 31, 2004, excluding fourth-quarter 2003 acquisitions, was 94%.

Quarterly Supplemental Disclosure
March 31, 2004

PORTFOLIO ANALYSIS

PORTFOLIO BY MARKET

	Number of		Occupancy	Annualized	Percentage of
	Buildings	Square Feet	Rate	Rent	Annualized Rent
Washington	20	1,556,024	86%	$15,966,663	59%
Norfolk	6	728,709	99%	6,147,368	23%
Baltimore	9	447,292	93%	4,008,261	15%
Richmond	1	119,672	70%	911,196	3%

Total	36	2,851,697	90%	$27,033,488	100%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Single-tenant Industrial	2	279,520	100%	$2,239,084	8%
Multi-tenant Industrial	12	1,541,204	92%	13,756,094	51%
Flex	22	1,030,973	84%	11,038,309	41%

Total	36	2,851,697	90%	$27,033,487	100%

PORTFOLIO BY LEASE TYPE

	Number of		Percentage of
	Leases	Square Feet[1]	Portfolio
Triple Net	125	1,618,875	63%
Industrial Gross	25	383,306	15%
Full Service	45	556,286	22%

Total	195	2,558,467	100%

1 Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
March 31, 2004

SUMMARY OF LARGEST TENANTS

					Percentage of	Weighted Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Rental Revenue	Term
1	U.S. Government	14	521,873	$6,695,442	24.8%	6.0
2	First Data Corporation	1	117,336	1,184,774	4.4%	4.7
3	Carolina Holdings	1	124,501	1,053,665	3.9%	5.9
4	REICO Distributors	1	172,200	976,816	3.6%	7.5
5	CACI	3	46,207	952,254	3.5%	5.8
6	Fibertek, Inc.	1	28,719	586,155	2.2%	1.8
7	Anteon International Corporation	5	108,700	568,616	2.1%	2.8
8	AMSEC LLC	1	35,631	532,602	2.0%	2.5
9	Paratek Microwave	1	29,828	391,642	1.4%	3.6
10	Precision Partners, Inc.	1	47,495	380,581	1.4%	5.9
	Subtotal Top 10 Tenants	29	1,232,490	$13,322,545	49.3%	5.4
	All Remaining Tenants	166	1,325,977	$13,710,942	50.7%	3.4

	Total / Weighted Average	195	2,558,467	$27,033,487	100.0%	4.4

1 Annualized rental revenue is based on rental revenue as of March 31, 2004.

Quarterly Supplemental Disclosure
March 31, 2004

LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue
	Number of
	Leases	Square	Percent of		Percent of	Average per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration
2004	31	148,423	5.8%	$1,886,900	7.0%	$12.71
2005	37	211,895	8.3%	2,902,642	10.7%	13.70
2006	33	308,462	12.0%	3,087,082	11.4%	10.01
2007	36	505,357	19.8%	5,074,789	18.8%	10.04
2008	19	272,663	10.7%	2,995,760	11.1%	10.99
2009	14	514,367	20.1%	4,074,539	15.1%	7.92
2010	5	242,298	9.4%	2,111,759	7.8%	8.72
2011 and thereafter	20	355,002	13.9%	4,900,017	18.1%	13.80

Total	195	2,558,467	100.0%	$27,033,487	100.0%	$10.57

Quarterly Supplemental Disclosure
March 31, 2004

LEASING ANALYSIS

3 months ended
March 31, 2004
Total new and renewal leases
Square footage of expired leases	137,911
Square footage of new and renewal leases	175,412
Number of new and renewal leases commencing	16
New Leases[1]
New square footage	47,431
Number of new leases commencing	6
Average rental rate	$8.56
Percentage growth in base rent[2]	17.8%
Average capital cost per square foot	$2.35
Renewal Leases
Square footage of renewal leases	127,981
Number of renewal leases commencing	10
Retention rate	93.0%
New base rent	$10.75
Expiring base rent	$10.37
Percentage growth in base rent	3.8%
Average capital cost per square foot	$0.89

1 Includes lease square footage and costs related to leases signed in 1st quarter for subsequent periods.

2 Includes those leases for which there was a comparable lease in place during previous 12-month period.

Rent is presented on a cash basis. Rents have not been averaged over terms. New rent is that which is initially paid at commencement.

Quarterly Supplemental Disclosure
March 31, 2004

DEBT ANALYSIS
(in thousands)

		Principal Balance	Annual Debt		Balance at
Encumbered Properties	Interest Rate	March 31, 2004	Service	Maturity Date	Maturity
Fixed Rate Debt	7.26%	$39,131	$3,429	12/11/2007	$36,784
Plaza 500
Van Buren Business Park
6600 Business Parkway
13129 Airpark Road
4200 Tech Court	8.07%	1,831	168	10/1/2009	1,703
4212 Tech Court	8.53%	1,776	169	6/1/2010	1,653
Crossways Commerce Center	6.70%	26,570	2,087	10/1/2012	23,314
Newington Business Park Center	6.70%	16,760	1,316	10/1/2012	14,706
Interstate Plaza	7.45%	8,975	726	1/1/2007	8,282

		$95,043	$7,895		$86,442

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/2005	$10,500
Rumsey/Snowden	LIBOR + 2.35%	15,000	518	12/31/2006	15,000

		$25,500	$893		$25,500

Total		$120,543	$8,788		$111,942

Quarterly Supplemental Disclosure
March 31, 2004

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

NET OPERATING INCOME

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

FUNDS FROM OPERATIONS

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

ADJUSTED FUNDS FROM OPERATIONS

Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.